CERTIFICATION OF THE
                   CHIEF EXECUTIVE OFFICER OF
                         KUBLA KHAN, INC.

 In connection with the Quarterly Report of Kubla Khan, Inc. on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William S. Roberts, Chief Executive Officer of Kubla Khan, Inc. , certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kubla Khan, Inc.


              /s/ WILLIAM S. ROBERTS
             ----------------------------------
               William S. Roberts
               President and Chief Executive Officer
               November 13, 2002